UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2025
GLOBA TERRA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)
Cayman Islands	001-42736	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

382 NE 191st Street #952377 Miami, Florida	33179
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +52 55 8975 9325
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, three-fourths of one redeemable warrant, and one right to receive one-tenth of a Class A ordinary share	GTERU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units, $0.0001 par value	GTER	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share, $0.0001 par value, at an exercise price of $11.50	GTERW	The Nasdaq Stock Market LLC
Rights included as part of the units, each right entitling the holder to receive one-tenth of one Class A ordinary share, $0.0001 par value	GTERR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 24, 2025, Globa Terra Acquisition Corporation (the “Company”) announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Units”) may elect to separately trade the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), redeemable warrants (“Warrants”) and rights to receive one-tenth (1/10) of one Class A Ordinary Share (“Rights”) included in the Units commencing on July 25, 2025. Each Unit consists of one Class A Ordinary Share, three-fourths of one Warrant with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share, and one Right to receive one-tenth of one Class A Ordinary Share upon the Company’s consummation of an initial business combination. Any Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “GTERU.” Any underlying Class A Ordinary Shares, Warrants and Rights that are separated will trade on Nasdaq under the symbols “GTER”, “GTERW” and “GTERR,” respectively. No fractional Warrants will be issued upon separation of the Units and only Whole warrants will trade. Holders of Units will need to have their brokers contact Odyssey Transfer and Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into Class A Ordinary Shares, Warrants and Rights.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Globa Terra Acquisition Corporation, dated July 24, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2025
Globa Terra Acquisition Corporation

By:	/s/ Agustin Tristan Aldave
Name:	Agustin Tristan Aldave
Title:	Chief Executive Officer